LANBO FINANCIAL GROUP, INC.

We invest in undervalued real estate and electronic related assets in high growth areas of China.

LANBO FINANCIAL GROUP, INC.

Lanbo Profile

- Company: Lanbo Financial Group, Inc.
- Issue: Common Stock
- Ticker: LNBO
- Exchange: OTCBB
- Market Cap: USD 44.64 million
- Outstanding Shares: 35.71 million
- Current Price: $1.25/share

LBF
LANBO FINANCIAL GROUP, INC.

About Lanbo

Lanbo is a diversified investment holding company

- Engaged in the construction, development and sales of residential real estate in China
- Focused on continued diversification through mergers and acquisitions of growing companies in China



LANBO FINANCIAL GROUP, INC.

Mission and Vision

- To employ a strategy of low cost acquisitions of selected state-owned enterprises (SOEs) and small-medium enterprises (SMEs)
- To focus on making acquisitions of undervalued assets in the the fast growing real estate development and consumer electronics sectors in order to maintain a well balanced portfolio of holdings
- To maximize shareholder returns by aligning the interests of management, employees, partners, suppliers and customers

Business Review

Lanbo has successfully developed its real estate business in China through its wholly owned subsidiary - Xi'an Newstar Real Estate Development Co., Ltd. The revenue grew from $2.35 million in 1999 to $40.20 million in 2004.









Shareholding Structure


LANBO and NEWSTAR's original shareholders 54%
Aidi Financial Investment Company shareholders 38%
Keating Reverse Meger Fund shareholders 5.6%
Original MITR and Other shareholders 2.4%
LANBO Financial Group, Inc.
LANBO Financial Investment Co. (BVI) 100%
New Star Real Estate Development Co. (PRC) 100%
Nanjing Damei Real Estate Development 55%
Weifang Gongda Tele-Communications 60%
Shenzhen Qingbao Science and Technology 65%

Management Team

- **Pingji Lu, Chairman & CEO**
  - Founder of Lanbo and Newstar Real Estate
  - Developed commercial and residential projects of 500,000 square meters
  - 19 awards: "Good Credit Company" in Shanxi Province, "Top 10 Best Performance Company" in Xi'an.



- **Genxiang Xiao, Director, EVP & COO**
  - Responsible for developing real estate and debt financing
  - Experienced in acquiring real estate and property restructuring
  - Arranged bank related financing of RMB100 million

- **Yulong Wan, CFO**
  - Senior accountant, CPA
  - Director of the Accountant Association of Shanxi Foreign Investment Corporations
  - CFO for Xi'an Royal Hotel from 1999 to 2003

LANBO FINANCIAL GROUP, INC.

Management Team (continued)

- **Qingsong Du, Chief Investment Officer (CIO)**
  - Chairman of Aidi Financial Investment LLC
  - Over 30 years' experience leading large electronic enterprise in China
  - Increased revenue from RMB30 million to RMB1.7 billion, 56 fold.
- **Mary Xia, EVP of Finance**
  - Provides 18 years of extensive international M&A experience
  - CEO of Aidi Financial Investment LLC
  - Proven track record of raising capital for Chinese SMEs in US capital markets
- **Haoyan Wang, EVP of Operations**
  - Seasoned capital operation and finance investment professional
  - Director of Zhongye Trust Limited Co. from 1997 to 2000
  - President of the Shenzhen Xingye Group Limited Company from 1993 to 1996

LANBO FINANCIAL GROUP, INC.

China's Economy

Year	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
GDP Growth Rate	11.8%	10.2%	9.7%	8.8%	7.8%	3.1%	7.8%	8.5%	6.7%	9.1%	9.5%



Annual GDP Growth 1989-2004
Billion US Dollars
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
Year

LANBO FINANCIAL GROUP, INC.

China's Economy - Foreign Investment

- China actually utilized foreign investment (USD)
  - 2002 $37.2 billion
  - 2003 $53.5 billion
  - 2004 $60.6 billion
- By the end of 2004:
  - 508,891 foreign funded companies have been incorporated
  - $ 1,096.63 billion total contractual investment to China

Source: China's National Statistic Bureau Public Report

LANBO FINANCIAL GROUP, INC.

China's Mergers and Acquisitions

Increasing inflow of foreign capital has led to increased M&A activities.

Total M&A transaction value grew 1575% in China from 1991 to 2002 according to J.P. Morgan Chase.

Year	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
Growth Rate	175%	200%	220%	245%	250%	260%	280%	290%	310%	347%

LANBO FINANCIAL GROUP, INC.

China's Real Estate Market

- In 2004, real estate investment in China totaled 1.3 trillion yuan, increased 28.1% when compared with last year. Total sales of commercial and residential buildings were 1.04 trillion yuan, increased 30% when compared with last year. 93.3% of the total sales were individual purchases, increased 30.4% when compared with last year.

Real Estate Investment and Growth Rate in China

Year	1998	1999	2000	2001	2002	2003	2004
Investment (bn yuan)	358	401	490	625	774	1,017	1,316
Annual Growth Rate	13%	11%	20%	25%	22%	31%	28%

(source: National Statistics Bureau)

LANBO FINANCIAL GROUP, INC.

Acquisition Strategy

- **Strategic Buyout:** Target companies with high growth rate and market share expansion with comparative advantages
- **Tactical Buyout:** Target diversified undervalued private and recently privatized state-owned enterprises' assets in high growth industries
- **Value-Added Buyout:** Target companies that can capture arbitrage opportunities; acquire companies at attractive valuations with the goal of reselling at higher prices

LANBO FINANCIAL GROUP, INC.

Acquisition Strategy (continued)

- **Lanbo's Acquisition Strategy:**
  - Cash-generating real estate asset serves as the base
  - Fast growing consumer electronics related assets
  - Manufacturing and distribution of industrial products
  - High growth and high margin technology industry to account for the balance of the investment portfolio


Technology
Manufacturing
Electronics
Real Estate

LANBO FINANCIAL GROUP, INC.

Proposed Acquisitions

- Nanjing Damei Real Estate Development Co., Ltd.
- Shenzhen Qingbao Science & Technology Co., Ltd.
- Weifang Gongda Tele-Communications Co., Ltd.

Acquisition #1
Nanjing Damei Real Estate Development Co., Ltd.

- Nanjing Damei ("Damei") is a privately-held real estate development company in Nanjing, Jiangsu Province, China, mainly engaged in residential real estate development since its inception in 1994.
- Damei is the first real estate development company in Nanjing which passed ISO9002 certification.
- Damei has 50 employees



Acquisition #1

Nanjing Damei Real Estate Development Co., Ltd.


南京公園路159號規劃設計方案

New Projects of 2005

1: Nanjing Garden Road Commercial Building Project-Total Investment $10 million

2: Nanjing Fujian Road Residential Building Project-Total Investment $1.2 million

3: Nanjing Art Museum Office Building Project-Total Investment $27.5 million

Acquisition #2
Shenzhen Qingbao Science and Technology Co., Ltd.

- Leading computer products company in China
- "Main Board" series - 7.3% market shares
- "Display Card" – 6% market shares
- Market representative for many global companies: Lucent, Cisco, 3COM, Compaq, AMD


FUJI

Acquisition #2

Shenzhen Qingbao Science and Technology Co., Ltd

LANBO FINANCIAL GROUP, INC.

As a competitive enterprise, all the research on its products has been done by itself. A serial of Qingbao mainboards are famous in the domestic mainboard market since its listing.

Types:

QB810 QB815EP QB845EPT QBP4S×266 QB854B QB694T



A serial of Sijiawei display card, sound card and internet card are popular among the consumers and manufacturers. The marketing share is high for the good quality of its products.

Types:

TNT1 Serials: TNT1/8M, TNT1/16M

TNT2 Serials: TNT2VANTA, TNT2PRO, TNT2M64

GeForce Serials: Geforce 200, Geforce2MX, Geforce400





Acquisition #2
Shenzhen Qingbao Science and Technology Co., Ltd.

Competitive Advantages

- Over 30% consistent annual sales growth for the past several years
- An outstanding R&D team with technical support from local institutions and universities
- Production facilities readily adaptable to order fluctuations in order to minimize inventories
- Diversified product range for export

Acquisition #3

Weifang Gongda Tele-communications Co., Ltd.

- Leading provider of high-performance and cost effective OEM microphone solutions
- Three products series in over two hunderd types - omnidirectional, unidirectional and noise canceling electronic microphones
- New product - Electrets Condenser Microphones (ECM) with annual production of 8 million units



LANBO FINANCIAL GROUP, INC.

Acquisition #3

Weifang Gongda Tele-communications Co., Ltd.

ISO Certification



CHINA
CERTIFICATE OF CONFORMITY OF
QUALITY MANAGEMENT SYSTEM
CERTIFICATION
WEIFANG GONGDA TELE-
COMMUNICATIONS CO.,LTD.
GB/T 19001-2000 idt ISO9001:2000 Standard
Design and manufacturing of electret condenser microphone(ECM)
CHINA
质量管理体系认证证书
潍坊共达电讯有限公司
GB/T19001-2000 idt ISO9001:2000标准

LANBO FINANCIAL GROUP, INC.

Acquisition #3
Weifang Gongda Tele-communications Co., Ltd.

Competitive Advantages

- Annual Electrets Condenser Microphones (ECM) production of 8 million units, capturing 6% market share in China
- Quality R&D team with advanced digital technologies
- Production facilities readily adaptable to order fluctuations in order to minimize inventories
- Passed certification for ISO9002, ISO9001, ISO14001, and OHSMS18001

Lanbo's Financial Report

Summary of Income Statement (audited)

Unit: USD

	2001	2002	2003
Revenue	2,856,805	2,103,717	21,240,129
EBT	(348,396)	(1,010,541)	5,404,902
Net Income	(368,590)	(1,010,541)	3,575,863

Lanbo's Consolidated Balance Sheet

LANBO FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEET
December 31, 2003

ASSETS

		2003
Current assets	$	41,190,275
PPE, Net		1,348,827
Long term investment		2,695,847
Other Assets		1,066
Total Assets	**$**	**45,236,015**

LIABILITIES AND SHAREHOLDERS' EQUITY

Total current liabilities	$	36,167,734
Long term loans payable-bank		5,808,000
Total Liabilities		41,975,734
Preferred Stock		-
Common Stock		6,840,000
Paid-in-capital		(735,073)
Surplus fund		686,579
Retained earnings		2,228,775
Owner contribution receivable		(5,760,000)
Total Shareholders' Equity		3,260,281
Total Liabilities and Shareholders' Equity	**$**	**45,236,015**

Lanbo's Consolidated Income Statement

LANBO FINANCIAL GROUP, INC.
CONSOLIDATED INCOME STATEMENT
December 31, 2003

		2003
Net sales	$	21,240,129
Cost of goods sold		13,356,866
Gross profit		7,883,263
Operating expenses		2,138,113
Operating income		**5,745,150**
Other income		190,148
Other expense		530,396
Earnings before tax		**5,404,902**
Income taxes		1,829,039
Net income	**$**	**3,575,863**

LANBO FINANCIAL GROUP, INC.

Use of Proceeds

Unit: millions USD

Acquisition Targets	Equity to be Purchased	Transaction Cost
Xinxing Real Estate Development Co, Ltd	100%	5.76
Nanjing Damei Real Estate Development Co, Ltd	55%	12.00
Weifang Gongda Tele-Communications Co, Ltd	60%	2.60
Shenzhen Qingbao Science and Technology Co, Ltd	65%	5.12
TOTAL		**25.48**

LANBO FINANCIAL GROUP, INC.

Value Proposition

- Lanbo is a leading fast growing privately owned company with seasoned and experienced management based in Xi'an, China
- Lanbo is already well-positioned in the fastest growing real estate industry in China
- Lanbo is a pioneer company in Xi'an with local government support in terms of policies and financial collaboration
- Lanbo will expand its portfolio of companies by targeting selected attractively valued SOEs undergoing privatization

LANBO FINANCIAL GROUP, INC.

Value Proposition (continued)

- Lanbo has a proven track record with more than 100% growth rate in the past three years
- Lanbo has AA rating from top Chinese commercial banks
- Lanbo has won numerous awards from well-recognized authorities for its outstanding performance in China
- Lanbo has adopted US GAAP to provide standardized financial statements to international investors